SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: January 21, 2003
                        ---------------------------------
                        (Date of earliest event reported)

                                    Citicorp
               --------------------------------------------------
               (Exact name of registrant as specified in charter)





Delaware                          1-5738                06-1515595
--------------------------------------------------------------------------------
(State or other juris-            (Commission           (IRS Employer
diction of incorporation)         File Number)          Identification Number)




399 Park Avenue, New York, New York                       10043
-----------------------------------                     ----------
(Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code:(212) 559-1000
       -----------------------------------------------------------------

                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.           Other Events.
                  -------------

Results of Operations
(Unaudited)

This report summarizes the results of operations of Citicorp and its subsidiaries for the three- and twelve-month periods ended December 31, 2002 and December 31, 2001. Citigroup Inc., the ultimate parent company of Citicorp, filed a Current Report on Form 8-K dated January 21, 2003. That report contains certain additional information about Citicorp's businesses.

CONSOLIDATED STATEMENTS OF INCOME        CITICORP AND SUBSIDIARIES
(Unaudited)

(In Millions of Dollars)

                                          Fourth Quarter         Full Year
                                       -------------------  -------------------
                                           2002     2001         2002     2001
                                       -------------------  -------------------

INTEREST REVENUE
Loans, including Fees                   $ 9,501   $9,542      $37,759  $39,484
Deposits with Banks                         256      321        1,008    1,267
Federal Funds Sold and Securities
  Purchased Under Resale Agreements         125       82          431      509
Investments, including Dividends          1,128      808        4,735    3,785
Trading Account Assets                      348      586        1,624    1,421
Loans Held For Sale                         292      289        1,138    1,483
                                       -------------------  -------------------
                                         11,650   11,628       46,695   47,949
                                       -------------------  -------------------

INTEREST EXPENSE
Deposits                                  1,906    2,006        8,797   11,865
Trading Account Liabilities                  12       12           55       49
Purchased Funds and Other Borrowings        521      740        2,470    3,333
Long-Term Debt                              873      918        3,757    4,934
                                       -------------------  -------------------
                                          3,312    3,676       15,079   20,181
                                       -------------------  -------------------

NET INTEREST REVENUE                      8,338    7,952       31,616   27,768
                                       -------------------  -------------------

POLICYHOLDER BENEFITS AND CLAIMS            129      144          545      953
PROVISION FOR CREDIT LOSSES               2,691    2,261        9,996    6,790
                                       -------------------  -------------------
  TOTAL BENEFITS, CLAIMS, AND             2,820    2,405       10,541    7,743
   CREDIT LOSSES                       -------------------  -------------------

NET INTEREST REVENUE AFTER
  BENEFITS, CLAIMS, AND CREDIT LOSSES     5,518    5,547       21,075   20,025
                                       -------------------  -------------------
FEES, COMMISSIONS, AND OTHER REVENUE
Fees and Commissions                      2,548    3,013       10,812   11,414
Foreign Exchange                            562      529        2,168    2,383
Trading Account                              74      194        1,763    1,283
Investment Transactions                    (158)     (64)        (373)      77
Other Revenue                             1,784    1,349        5,336    4,160
                                       -------------------  -------------------
                                          4,810    5,021       19,706   19,317
                                       -------------------  -------------------

OPERATING EXPENSE
Salaries                                  2,193    2,272        8,936    9,144
Employee Benefits                           542      498        1,969    1,810
                                       -------------------   -------------------
  Total Employee and Related Expenses     2,735    2,770       10,905   10,954
Net Premises and Equipment                  858      819        3,240    3,056
Restructuring-Related Items {a}              20      (27)          (6)     336
Other Expense                             3,449    2,608       10,476    9,775
                                       -------------------   -------------------
                                          7,062    6,170       24,615   24,121
                                       -------------------   -------------------

INCOME BEFORE INCOME TAXES, MINORITY
  INTEREST AND CUMULATIVE EFFECT OF
   ACCOUNTING CHANGES                     3,266    4,398       16,166   15,221
INCOME TAXES                              1,000    1,446        5,345    5,351
MINORITY INTEREST, NET OF INCOME TAXES       34       37          112       84
                                       -------------------   -------------------
INCOME BEFORE CUMULATIVE EFFECT OF
 ACCOUNTING CHANGES                       2,232    2,915       10,709    9,786
CUMULATIVE EFFECT OF ACCOUNTING
 CHANGES {b}                                  -        -            -     (144)
                                       -------------------   -------------------
NET INCOME                              $ 2,232  $ 2,915     $ 10,709  $ 9,642
                                       ===================   ===================


  {a} The 2002 fourth quarter includes new charges of $23 million, reversals of $(4) million and accelerated depreciation of $1 million. The 2002 full year includes new charges of $64 million, reversals of $(79) million and accelerated depreciation of $9 million. The 2001 fourth quarter includes reversals of $(40) million and accelerated depreciation of $13 million. The 2001 full year includes new charges of $315 million, reversals of $(40) million and accelerated depreciation of $61 million. Restructuring-related items in the 2002 fourth quarter primarily related to the acquisition of Golden State Bancorp and the integration of its operations.

 {b} Accounting Changes refer to the 2001 first quarter adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended (SFAS 133), and the 2001 second quarter adoption of EITF issue 99-20 "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" (EITF 99-20).

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               CITICORP
                                               (Registrant)


                                    By: /s/ William P. Hannon
                                        ---------------------
                                            William P. Hannon
                                            Controller


Dated:  January 22, 2003